Rule 497(e)
                                                     File Nos. 333-70963
                                                           and 811-09201

                         Key Business VUL -- Prospectus

           A Flexible Premium Variable Universal Life Insurance Policy
             offered by Great-West Life & Annuity Insurance Company
                in connection with its COLI VUL-2 Series Account


                     Supplement effective March 20, 2002 to
                           the May 1, 2001 Prospectus


The Fidelity VIP Growth Opportunities Portfolio and the INVESCO VIF - Total Return Fund are closing to new contributions and transfers. As a result, the following paragraph is added to the list of investment options offered under the COLI VUL-2 Series Account on page ii and to the section "The Investment Options" on page seven (7) of the prospectus for the Key Business VUL:



The Divisions of Great-West's COLI VUL-2 Series Account that invest in the Fidelity VIP Growth Opportunities Portfolio and the INVESCO VIF - Total Return Fund are closed to new contributions and transfers effective March 20, 2002. The portfolios in which these Divisions invest their assets, the Fidelity VIP Growth Opportunities Portfolio and the INVESCO VIF - Total Return Fund, will be closing.


                Please keep this supplement for future reference.